UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 16, 2007

         CSMC Mortgage-Backed Trust Series 2007-3

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135481	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) entered into a pooling and servicing agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”) among the Depositor, U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Universal Master Servicing, LLC, as a servicer  (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer  (a “Servicer”) and  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent (in such capacity, the “Modification Oversight Agent”) providing for the issuance of the CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3.  The Depositor entered into a trust agreement dated as of March 1, 2007 (the “Trust Agreement”) among the Depositor, the Trustee and the Trust Administrator.  The Certificates were issued on March 30, 2007. The Pooling and Servicing Agreement and the Trust Agreement are annexed hereto as Exhibits 4.1 and 99.1, respectively.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

The Pooling and Servicing Agreement dated as of March 1, 2007, by and among the Depositor, the Sellers, the Servicers, the Special Servicer, the Modification Oversight Agent, the Master Servicer, the Trust Administrator and the Trustee.

99.1

The Trust Agreement dated as of March 1, 2007, among the Depositor, the Trustee and the Trust Administrator.

99.2

ISDA Master Agreement, Schedule to the Master Agreement and Elections and Variables to the ISDA Credit Support Annex, each dated as of March 30, 2007, between Credit Suisse International and U.S. Bank National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

             99.3

Trust Confirmation Yield Maintenance Agreement relating to the Class 2-A-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.4

Novation Confirmation for the Yield Maintenance Agreement relating to the Class 2-A-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.5

Trust Confirmation Yield Maintenance Agreement relating to the Class 2-A-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.6

Novation Confirmation for the Yield Maintenance Agreement relating to the Class 2-A-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

            99.7

Trust Confirmation Yield Maintenance Agreement relating to the Class 4-A-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.8

Novation Confirmation for the Yield Maintenance Agreement relating to the Class 4-A-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.9

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.10

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.11

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-2 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.12

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-2 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.13 Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.14 Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.15

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.16

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.17

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-5 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.18

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-5 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.19

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-B-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.20

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-B-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

  99.21 The Reconstituted Servicing Agreement, dated as of March 1, 2007, between DLJ Mortgage Capital, Inc., Countrywide Home Loans Servicing LP, the Master Servicer, the Trust Administrator and the Trustee.

99.22

The Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2004, between DLJ Mortgage Capital, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

99.23

Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005, between DLJ Mortgage Capital, Inc. and Countrywide Home Loans, Inc.

            99.24   Financial Guaranty Insurance Policy No 51828-N for the CSMC Mortgage-Backed  Pass-Through Certificates, Series 2007-3, $58,600,000 initial Class Principal Balance Class 1-A-4 Certificates and $16,329,000 initial Class Principal Balance, Class 1-A-5 Certificates.

            99.25   Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51828-N for $58,600,000 initial Class Principal Balance, Class 1-A-4 Certificates and $16,329,000 initial Class Principal Balance, Class 1-A-5 Certificates.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ A. Adam Loskove

Name: A. Adam Loskove

Title: Vice Pressident

Dated: April 16, 2007

Exhibit Index

Exhibit

Page

4.1

The Pooling and Servicing Agreement dated as of March 1, 2007, by and among the Depositor, the Sellers, the Servicers, the Special Servicer, the Modification Oversight Agent, the Master Servicer, the Trust Administrator and the Trustee.

99.1

The Trust Agreement dated as of March 1, 2007, among the Depositor, the Trustee and the Trust Administrator.

99.2

ISDA Master Agreement, Schedule to the Master Agreement and Elections and Variables to the ISDA Credit Support Annex, each dated as of March 30, 2007, between Credit Suisse International and U.S. Bank National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

             99.3

Trust Confirmation Yield Maintenance Agreement relating to the Class 2-A-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.4

Novation Confirmation for the Yield Maintenance Agreement relating to the Class 2-A-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.5

Trust Confirmation Yield Maintenance Agreement relating to the Class 2-A-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.6

Novation Confirmation for the Yield Maintenance Agreement relating to the Class 2-A-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

            99.7

Trust Confirmation Yield Maintenance Agreement relating to the Class 4-A-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.8

Novation Confirmation for the Yield Maintenance Agreement relating to the Class 4-A-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.9

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.10

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.11

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-2 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.12

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-2 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.13 Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.14 Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-3 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.15

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.16

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-4 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.17

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-M-5 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

             99.18

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-M-5 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.19

Trust Confirmation Interest Rate Cap Agreement relating to the Class 1-B-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

              99.20

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class 1-B-1 Certificate, dated as of March 30, 2007, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Trust Administrator, and U.S. Bank National Association as Trustee on behalf of CSMC Mortgage-Backed Pass-Through Certificates 2007-3.

  99.21 The Reconstituted Servicing Agreement, dated as of March 1, 2007, between DLJ Mortgage Capital, Inc., Countrywide Home Loans Servicing LP, the Master Servicer, the Trust Administrator and the Trustee.

99.22

The Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2004, between DLJ Mortgage Capital, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

99.23

Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005, between DLJ Mortgage Capital, Inc. and Countrywide Home Loans, Inc.

            99.24   Financial Guaranty Insurance Policy No 51828-N for the CSMC Mortgage-Backed  Pass-Through Certificates, Series 2007-3, $58,600,000 initial Class Principal Balance Class 1-A-4 Certificates and $16,329,000 initial Class Principal Balance, Class 1-A-5 Certificates.

            99.25   Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51828-N for $58,600,000 initial Class Principal Balance, Class 1-A-4 Certificates and $16,329,000 initial Class Principal Balance, Class 1-A-5 Certificates.